Notes Payable	12 Months Ended
Dec. 31, 2013
Notes Payable [Abstract]
Notes Payable

Note 5 - Notes Payable

Notes payable consisted of the following:

	2013	2012

LWM, LLC, with an annual interest rate equal to the Federal Funds Rate (as announced by the Federal Reserve Bank of New York) for the first day of the calendar year, 1.0% at December 31, 2013; unsecured; due on September 5, 2016	$166,271	$-
D. Wood Holdings, LLC, payable without interest (interest imputed at 1.71%); unsecured; due on demand; refinanced and consolidated under a new note payable with LWM, LLC on September 5, 2013, to extend the maturity date to September 5, 2016.	-	131,279
Spark Assembly, LLC, payable without interest (interest imputed at 1.71%); unsecured; refinanced and consolidated under a new note payable with LWM, LLC on September 5, 2013 to extend the maturity date to September 5, 2016.	-	34,992
New Mexico Community Development Loan Fund, payable with interest at 8.0%; monthly payments of $690, due March of 2015, note is secured by vehicle: repaid in full in August 2013 in connection with $1.75 million debt financing. See Note 6.	-	16,972
Silicon Valley Bank, term loan with interest at 2.5% above the bank's prime rate, 5.75% at December 31, 2012; payable in interest only for the first three months, then principal and interest payments in 36 equal monthly installments beginning in April of 2012, secured by various collateral as described in security agreement; repaid in full in August 2013 in connection with $1.75 million debt financing. See Note 6.	-	375,000
	166,271	558,243
Current portion	-	171,270

Long-term portion	$166,271	$386,973